                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                   ------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 13, 2002

                  -------------------------------------------



                            METRO-GOLDWYN-MAYER INC.
             (Exact name of registrant as specified in its charter)

         DELAWARE                     1-1348               95-4605850
(State or other jurisdiction        (Commission         (I.R.S. Employer
     of incorporation)              File Number)       Identification No.)



         2500 Broadway Street, Santa Monica, CA           90404
        (Address of Principal Executive Offices)       (Zip Code)

                 ---------------------------------------------



                                 (310) 449-3000
              ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report.)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

     On March 13, 2002, Metro-Goldwyn-Mayer Inc., a Delaware corporation (the "Company"), entered into an Underwriting Agreement by and among the Company and Goldman Sachs & Co., as representative of the several Underwriters named in
Schedule I thereto, regarding the sale by the Company of up to 12,132,500 shares of its common stock. The Underwriting Agreement is filed as Exhibit 1(1) to this Current Report.

     Attached hereto as Exhibit 5 and incorporated by reference herein is the opinion of Jay Rakow, Senior Executive Vice President and General Counsel of the Company, given in connection with the offer and sale by the Company of the common stock. These shares are the subject of the Company's Registration Statement on Form S-3, as amended, Commission File No. 333-35950 (the "Registration Statement").

     The Company is filing this Current Report for purposes of incorporating by reference this Current Report, the opinion of Jay Rakow, and the Underwriting Agreement into the description of the Underwriting Agreement set forth in the Company's Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)    Exhibits

     1(1) Underwriting Agreement, dated March 13, 2002, by and among Metro-Goldwyn-Mayer Inc. and Goldman Sachs & Co., as representative of the several Underwriters named in Schedule I thereto.

     (5) Opinion of Jay Rakow, Senior Executive Vice President and General Counsel of Metro-Goldwyn-Mayer Inc.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            METRO-GOLDWYN-MAYER INC.


Date: March 15 , 2002       By: /s/ WILLIAM ALLEN JONES
                              __________________________________________________
                              Name:  William Allen Jones
                              Title: Senior Executive Vice President
                                     and Secretary